QUICKSILVER RESOURCES

Business Plan

September 21, 2015



Forward-Looking Statements

Forward-Looking Statements

The statements in this presentation regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although these statements reflect the current views, assumptions and expectations of Quicksilver's management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Factors that could result in such differences or otherwise materially affect Quicksilver's financial condition, results of operations and cash flows include: risks and uncertainties associated with the Chapter 11 process, including our inability to develop, confirm and consummate a plan under Chapter 11 or an alternative restructuring transaction, including a sale of all or substantially all of our assets, which may be necessary to continue as a going concern; inability to maintain relationships with suppliers, customers, employees and other third parties as a result of our Chapter 11 filing; a filing by Quicksilver Resources Canada Inc. for creditor protection under the CCAA; failure to satisfy our short- or long-term liquidity needs, including our inability to generate sufficient cash flow from operations or to obtain adequate financing to fund our capital expenditures, meet working capital needs and make adequate protection payments, and our ability to continue as a going concern; domestic and foreign supply and demand for natural gas, NGL and oil and related fluctuations in natural gas, NGL and oil prices; failure or delays in achieving expected production from exploration and development projects; our ability to achieve anticipated cost savings and other spending reductions and operational efficiencies; our ability to secure alternative gathering and processing in our Horn River Basin Asset; uncertainties inherent in estimates of natural gas, NGL and oil reserves and predicting natural gas, NGL and oil production and reservoir performance; our inability to manage our significant exposure to fluctuations in commodity prices; fluctuations in the value of certain of our assets and liabilities; competitive conditions in our industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters, customers and counterparties; the volatility and decline in our stock price, and the inability of our common stock to remain quoted on the OTC Pink; delays in obtaining oilfield equipment and increases in drilling and completion and other service costs; delays in construction of transportation pipelines and gathering, processing and treating facilities; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; failure or delay in completing strategic transactions; failure to make the necessary expenditures under or related to our contractual commitments, including our spending requirement pursuant to Fortune Creek; inability to meet our minimum volume delivery requirements in our gathering, processing, fractionation and transportation agreements or otherwise satisfy minimum volume deficiency payment obligations; the effects of existing or future litigation; changes in general economic conditions; and other factors disclosed in Quicksilver's filings with the U.S. Securities and Exchange Commission.

The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

Estimates of resource potential or upside were made by our internal engineers without review by an independent petroleum engineering firm.

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a Target has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Target.

Agenda

- Executive Summary – Glenn Darden
- Asset Overview – Stan Page
- Business Plan Cases – Vanessa Gomez LaGatta
- Financial Overview – Vanessa Gomez LaGatta
- Cost Structure Review – Stan Page & Vanessa Gomez LaGatta



Business Plan Key Elements



Executive Summary

Addition by Subtraction…

Active Portfolio Management

- Alliance, Cowtown and Horseshoe Canyon core; current returns and future inventories greatest
- Divest 2 non-core Barnett sub-regions
- Continued focus on safe and environmentally conscious operations

Cost Structure Reset

- LOE: Asset high-grade reduces LOE on unit basis
- GPT: Contract renegotiations and rejections reduce fixed and variable expenses and improve price realizations

Disciplined Acquisitions

- Methodical approach based on risk adjusted return analysis
- Focus on assets where core competencies can be leveraged
- Join with select partners in basins of interest to minimize risk

Executive Summary

Addition by Subtraction…

Financial Stability

- Self-funding capital program with adequate liquidity; no capital injection needed
- Stable and sustainable EBITDA generation of >$50MM per year through 2020
- Multi-year drilling inventory meets economic thresholds at current strip prices
- Restructured cost profile capable of positive cash operating margins at prices below $2.50/Mcf

Secured Upside

- Upside base value preserved through viable business plan
- Positioned to capitalize on upside base value and increased cash flows through price improvements
- Option value in oil and gas assets via West Texas and Horn River Basin
- Disciplined approach to monetization of potential upside



Asset Review



Asset Characterization

Core Assets

Alliance

- Highly productive core dry gas area with low cost structure and future development at current strip

Cowtown

- Liquids rich area with hundreds of additional potential drilling locations with improved pricing

Horseshoe Canyon

- Low cost, dry coalbed methane with 2,000+ future locations with improved pricing

Upside Assets

Horn River Basin

- 13 TCF resource potential
- ★ Discovery LNG; NEB licensed LNG export site at Campbell River, BC

West Texas

- 200 MMbbl resource potential, encouraging well results

Non-core Assets

Lake Arlington ("LA"), Village Creek & Hill County

Areas of Operation



Horn River Basin
Discovery LNG
Horseshoe Canyon
QRCI
Barnett
West Texas
QRI
Development / Production
Exploration / Assessment

Asset Overview

	Core		Upside		Non-Core
	Barnett Shale Alliance/Cowtown	**Horseshoe Canyon**[1]	**Horn River Basin**	**West Texas**	**Barnett Shale LA, Village Creek/Hill County**[1]
Proved Reserves	841 Bcfe	227 Bcf	55 Bcf	324 Mboe	106 Bcfe
Reserve Mix (Gas/Liquids)	Gas: 72% / Liq.: 28%	Gas: 100%	Gas 100%	Gas: 29% / Liq.: 71%	Gas: 100%
% of Total Reserves	68%	18%	4%	< 1%	9%
PV-10[3]	$473MM	$128MM	$11MM	$5MM	$46MM
Acreage (Net)	~71,900	~308,400	~126,500	~27,600	~13,700
Operated Wells Gross / Net[4]	746 / 501	1,357 / 1,104	12 / 12	5 / 3	156 / 114
Operated Net Production (2Q'15)	111 MMcfe/d	46 MMcf/d	NA[2]	114 Bbl/d	21 MMcfe/d
Attributes	■ High-quality, low-risk asset in the Fort Worth Basin ■ Substantial production located in thick, consistent pay zone ■ Formation is characterized by: ■ High levels of organic / hydrocarbon content ■ Very consistent geology and therefore extremely low geological and "dry hole" risk ■ Attractive water/gas lift infrastructure ■ Electric compression results in high level of reliability	■ Stable cash flows with low-risk development ■ Shallow decline curves ■ Low geologic risk ■ Quick, low-cost drilling ■ Existing field office ■ Minimal maintenance capital	■ High quality shale gas reservoir; next generation asset being transitioned to development phase ■ 13 Tcf total resource potential ■ Approved to export 20 Mtpa for 25 years	■ Oil exploration opportunities targeting the Wolfbone formation ■ Initial test well results have been encouraging	■ Quicksilver owns midstream assets in Hill County ■ Plunger installations in Lake Arlington improve operational efficiencies

(1) Reserves and values include operated and non-operated wells except where noted
(2) Horn River Basin assets are currently shut-in
(3) Case B; assumes revised gathering and processing rates in the Barnett & Horn River Basin assets
(4) Includes producing, shut-in, drilled but not completed and SWD wells

Core Assets



Barnett Shale: Alliance & Cowtown – Summary

Strategic Highlights

- High quality, low risk asset in the Fort Worth Basin
- Alliance:
  - Core dry gas area
  - Low cost to produce, low unit cost to develop
- Cowtown:
  - Liquids-rich gas
  - Future drilling opportunities with low lease capital investment
- Opportunity to add acreage through leasing and acquisitions
- Business plan focuses on the assumption of lowered well head to sales point costs

Acreage Position



Alliance
Parker
Cowtown
Tarrant
Non-Core
Hood
Johnson
Erath
Non-Core
Hill
Bosque

Key Statistics

- Alliance:
  - Net Q2'15 production: 62 Mmcfe/d
  - Net acreage: ~9,400
  - PDP PV-10 Value(1)(2): $208MM
- Cowtown:
  - Net Q2'15 production: 49 Mmcfe/d
  - Net acreage: ~62,500
  - PDP PV-10 Value(1)(2): $173MM

Net Production MMcfe/d



Historical production not adjusted for asset sales
140
120
100
80
60
40
20
0
133
90
91
57
72
56
56
60
52
67
2012
2013
2014
2015P
2016P
Cowtown
Alliance

(1) Assumes reduced gathering and processing rates as of January 1, 2016; includes wells to be completed prior to 2016

(2) PV is based upon Case B; 12 PDNP wells not included (shut-in for economics)

Alliance & Cowtown – Economics

Alliance – Well Count Upside


50 %
45 %
40 %
35 %
30 %
25 %
20 %
15 %
10 %
5 %
0 %
ROR%
0
20
40
60
80
100
120
Well Count
STRIP
STRIP +1.00
FLAT $4.00 Gas / $70.00 Oil

Cowtown – Well Count Upside


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
ROR%
0
50
100
150
200
250
300
350
400
Well Count
STRIP
STRIP +1.00
FLAT $4.00 Gas / $70.00 Oil

Drilling Inventory ≥ 15% ROR[1]

	Strip 7/31/15	Strip + $0.50	Strip + $1.00	Strip + $1.50
Well Count	66	117	164	212
Reserves (Bcfe)	257	405	524	624
PV-10 ($MM)	79	173	290	424
Avg ROR	24%	30%	39%	51%

Type Curve


10,000
1,000
100
Gas Rate (mcf/d)
0
48
96
144
192
240
Month

(1) Assumes reduced gathering and processing rates effective January 1, 2016

Barnett Shale: Alliance – Overview

Strategic Highlights

- Assets deliver growth opportunity, consistent returns, and high margins due to high NRI
  - Developing 26 wells on 500’ spacing in our best type curve area beginning in 2016
    - All locations meet economic threshold
- Reduced capital and optimized well spacing using refined fracturing techniques while maximizing recoveries
  - Most recent development wells utilizing this concept have an average EUR of ~8 Bcfe or ~1.4MM/lat. ft.
- Assumed reduced GPT rates
- Superior operating and technical expertise
- Opportunity to add acreage through leasing and acquisitions
- No re-stimulation upside included in our models
- Estimated pay thickness up to ~500 feet
- Average D&C costs are estimated at ~$3.3MM/well[1] (gross)

Current Type Curve (5,600’ Lateral)



10,000
1,000
100
0
48
96
144
192
240
Month

Drilling Inventory Sensitivity[2]

	Inventory ≥ 15% ROR Strip: 07/31/15			
	Strip	**Strip + $0.50**	**Strip + $1.00**	**Strip + $1.50**
Well Count	42	68	89	91
Avg ROR	23%	29%	39%	53%

Driving Capital Efficiencies[3]



250’ spacing
500’ spacing
~40% reduction
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
Gross $ / Gross EUR
$1,100
$900
$700
$500
$300
Gross $ / Gross Lateral Foot
2010
2011
2012
2013
2014
Gross D&C $/Total Lateral Length
Gross D&C $/EUR

(1) Reflects current service costs with no further development program opportunities
(2) Assumes reduced gathering and processing rates as of January 1, 2016
(3) Graph is for illustrative purposes only and is not a suitable proxy for F&D computation

Barnett Shale: Cowtown – Overview

Strategic Highlights

- Assets deliver growth opportunity, consistent returns, and high BTU production
  - Developing 22 wells on 750' spacing in our best type curve areas beginning in 2017
    - All locations meet economic threshold
- Reduced capital and optimized well spacing using refined fracturing techniques while maximizing recoveries
  - Two of the more recent development wells utilizing this concept have an average EUR of ~6 Bcfe
- Assumed reduced GPT rates
- Superior operating and technical expertise
- Opportunity to add acreage through leasing and acquisitions
- No re-stimulation upside included in our models
- Estimated pay thickness 200-300 feet
- Average D&C costs are estimated at ~$2.7MM/well(1) (gross)
- Shut-in program commenced March 2015; ~15,800 Mcfe/d (net) shut-in

Current Type Curve (4,000' Lateral)



10,000
1,000
100
0
48
96
144
192
240
Month

Drilling Inventory Sensitivity(2)

	Inventory ≥ 15% ROR Strip: 07/31/15			
	Strip	Strip + $0.50	Strip + $1.00	Strip + $1.50
Well Count	24	49	75	121
Avg ROR	29%	33%	40%	49%

Historical NGL Prices



2016 assumption: $18.34
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-2009
May-2009
Sep-2009
Jan-2010
May-2010
Sep-2010
Jan-2011
May-2011
Sep-2011
Jan-2012
May-2012
Sep-2012
Jan-2013
May-2013
Sep-2013
Jan-2014
May-2014
Sep-2014
Jan-2015
May-2015

(1) Reflects current service costs with no further development program opportunities
(2) Assumes reduced gathering and processing rates as of January 1, 2016

Crestwood Discussion Impact

- Quicksilver's evaluation of the differences between the respective proposals leads to a dramatic shift in number of economic locations and attractive inventory in core areas for at least a 2-year drilling program

- Overall reserves and valuation increase in the Quicksilver proposal; Crestwood rate concessions offset by Quicksilver development program

Incremental Impact	Quicksilver	Crestwood	Difference
Well count @ >PV15	66	32	34
Reserves	256 Bcfe	129 Bcfe	127 Bcfe



Current Barnett Transport/Sales Options

The map set forth below illustrates the transportation and sales options available to Quicksilver's U.S. operations

Strategic Highlights(1)



Type Backhaul
Capacity 25,000/d
Exp. Date Mar 2016
Type Intrastate
Capacity 25,509/d
Exp. Date Mar 2016
EnLink
Path EnLink
Capacity 2 legs
Carthage
Path ETC
Capacity 200,000/d
Exp. Date Feb 2019
No Demand
West Texas
Capacity N/A
Katy Oasis/HPL
Path ETC
Capacity 100,000/d
Exp. Date Feb 2019
No Demand
Targa
Capacity 10,000 bbl/d
Exp. Date Mar 2020
No Demand



Note: Total commitments of ~$5.9 million for the remaining life of the contracts, and subject to renegotiation and change
(1) Represents gross capacity in Mcfed

Horseshoe Canyon: Summary

Strategic Highlights

- Dry gas coal that produces little to no water during its life
- Established decline rate 7%-9%
- Play has some of the lowest operating costs in the basin
- Play has some of the lowest Crown royalties (~5%)
- Gas productivity demonstrated from 7 coal zones inter-bedded with productive sands

Play Trend and Core Acreage Position



Peace River
Fort McMurray
Grande Prairie
Athabasca
Edmonton
Lloydminster
Red Deer
Calgary
Medicine



Red Deer
TWP 40
TWP 30
Calgary
RG25
RG20

Key Statistics

- Net acres: 308,400 in core play
- Net Q2'15 production: ~46 MMcf/d
- 1P reserves: 227 Bcf;
  - 270 Bcf of resource potential
- Operating costs: ~$1.00/Mcf
- 45,000 HP compression facilities
- Hold interests in 17 facilities (11 operated) and 2,900 (1,400 net) producing wells

Net Production (MMcf/d)



Net Production MMcf/d
60
50
40
30
20
10
0
55
49
46
45
41
2012
2013
2014
2015P
2016P

Horseshoe Canyon – Overview

Strategic Highlights

- >2,000 undeveloped drilling locations of which 332 can be economically developed at AECO forward strip
- Current spacing of 2-8 wells per section can be optimized to 8-16
- Full-cycle development capital ~$350k per well with opportunities for efficiencies
- Over 100 existing wells and recompletion opportunities
- Many attractive strategic acquisition opportunities available

Type Curve


Gas Rate (mcf/d)
150
125
100
75
50
25
0
0
60
120
180
240
300

Drilling Inventory Sensitivity

	Inventory ≥ 15% ROR Strip: 07/31/15			
	Strip	Strip + $0.50	Strip + $1.00	Strip + $1.50
Well Count	332	652	1,169	1,508
Avg ROR	17%	20%	22%	25%

Drilling Inventory Growth with Efficiencies


Current Capital
20% Reduction in Capital/Well
Drilling Locations >15%ROR
2,000
1,500
1,000
500
0
AECO
$2.80
$3.30
$3.80
$4.30
$4.80
NYMEX
$3.50
$4.00
$4.50
$5.00
$5.50

Development Program Opportunities



- US D&C costs have experienced vendor savings of 15-25% over the past year and opportunities still exist to reduce costs further for future development
- Single source with select service partners
  - Maximize cross border service efficiencies
  - Lock in price structure for term of development in the business plan
- Bulk purchases of equipment & materials based on business plan
- System optimization of development plan
  - Minimize shut-ins from offset operations
  - Plan/do/check/act
- Level-load D&C program
- Standardize all D&C processes

Upside Asset



West Texas – Overview

Strategic Highlights

Quicksilver has oil exploration opportunities targeting the Wolfbone formation including:

- 5 gross (3 net) producing wells
- QRI is developing on ~62,000 gross / ~27,600 net acres located in Pecos County
- Quicksilver continues to explore and develop its acreage via joint ventures with established market participants
  - Formidable partnerships provide the ability to facilitate exploration with minimal capital investment and to access experienced operators in the basin
- Delaware Basin cost reductions
  - Reduced drilling costs by ~30% and completion costs by ~50% since 1Q 2015
- Unbooked resource potential of over 200 MMBbl across 350 to 450 well locations
- On a 350 Mboe curve at $5MM D&C, IRR is ~15% at $65/Bbl and ~25% at $75/Bbl

West Texas Assets



Ward
Crane
Upton
Reeves
Crockett
Pecos
Terrell
Brewster
Wolfbone Target

4,500' Type Curve (Boe/d)(1)(2)



Installed ESP
Stallings 2H
Stallings 1H
(3750' Lateral)
Mitchell 1H
Days on Production
1,000
100
10
0
60
120
180
240
300

(1) Assumes similar EUR/Lateral Foot as Stallings 1H and Puckett Trusts C 1H
(2) Graph excludes downtime

Horn River – Overview

Strategic Highlights

- Consistent, high-quality reservoir that is over-pressured, naturally fractured and gas rich
- 126,500 net acres which are entirely contiguous
- 13 Tcf of resource potential
- 100% working interest in a vast majority of the acreage
- Strong well performance producing above industry type curve with per well IP rates of up to 32MMcfd
- Compelling opportunity as LNG sourcing option to meet long-term demand in Asia
- Current commodity pricing environment may present A&D opportunities to expand base supply for LNG opportunity
- NEB licensed LNG export site at Campbell River in British Columbia

Current Type Curve



HRB Type Curves with Historical Production
Type Curve (QRI)
Avg QRCI D-050-A 2012 Pad Wells
Avg QRCI 4 Pre-2012 Wells
Ind Avg 2012-2014 Wells (77 wells, Prod'n to Jun2015)
Well Count D-050-A 2012 Pad Wells
Quicksilver Type Curve
Gas Rate (mcf/d)
20,000
15,000
10,000
5,000
6
12
18
24
30
36
42
48
Months on Production
9
8
7
6
5
4
3
2
1
0
Quicksilver production to Aug28-2015 (SI since Mar)

First 3 Months' Average Production[1]

- Quicksilver's Horn River wells have outperformed the wells of other HRB operators in both initial and average production



8,000
6,000
4,000
2,000
0
Mcfd
Weighted Avg. Gross Production = 3,500 Mcfd
QRCI
Ramshorn
EOG
Nexen
Apache
Encana
Inpex
Kogas
Devon
ExxonMobil

Substantial Resource Potential

Estimated OGIP	~38 Tcf
Total Resource Potential	13 Tcf
Recovery Factor	35%



55 Bcf
<1%
~13 Tcf
>99%
Proved Reserves
Resource Potential

(1) Source: XI Asset Book Technologies



Non-core Assets

Lake Arlington – Overview

Strategic Highlights

- 3,700 net acres located in Tarrant county
  - 98% HBP
- ~95 gross (70 net) operated producing wells and ~6 gross (de minimis net) non-operated producing wells(1)
- EUR of 4-7 Bcf on horizontal wells with laterals of 3,000 – 5,000 feet
- Working interest of 74%, outside royalty interest of 26%(1)(2)
- Plunger installations result in gas lift volume reduction and reduced price
- Shut-in program commenced March 2015; ~4,650 Mcfe/d (net) shut-in

Proved Reserves

69 Bcf


PDP
34
PDNP
35

PV-10(3)

$31MM


PDNP
$12
PDP
$19

Net Production Overview(4)


Net Daily Production (MMcf/d)
35
30
25
20
15
10
5
0
31
24
13
2013
2014
2015E

Acreage Map



(1) Includes uneconomic shut-ins (reserve category: 12 PDNP)
(2) Operated wells only
(3) Assumes reduced gathering and processing rates as of January 1, 2016
(4) 2013 is not reflected pro forma of the Tokyo Gas Transaction (April 2013)

Village Creek – Overview

Strategic Highlights

- ~500 net acres located in Tarrant County, mostly HBP with infill opportunities
- Single pad with six producing wells; first production in 2013
- Over 6.5 Bcf produced to date
- EUR of ~6 Bcf per well
- Potential plunger candidates in the future

Proved Reserves

15 Bcf


PDNP
15 Bcf

PV-10(2)

$8MM


PDNP
$8MM

Net Production Overview(1)


Net Daily Production (MMcf/d)
0
1
2
3
4
5
6
7
3
6
3
2013
2014
2015E

Acreage Map



(1) 2013 is not reflected pro forma of the Tokyo Gas Transaction (April 2013)
(2) Assumes reduced gathering and processing rates as of January 1, 2016

Hill County – Overview

Strategic Highlights

- 10,000 net acres located in Hill County
  - 99% HBP
- 55 gross (40 net) operated producing wells and 121 gross (10 net) non-op wells; working interest of 74%, outside royalty burden of 21%
- Company-owned and operated dry-gas gathering system results in lower operating costs
  - Primarily located in northwest Hill county, with some pipe in southern Johnson county
  - ~70 miles of gathering pipe of various sizes up to 20" OD pipe
  - Dehydration and compression service for gas deliveries into third-party 36" pipeline
  - Provides service to multiple nearby producers
- Opportunity to add acreage through leasing and acquisitions

Proved Reserves



22 Bcf
PDNP
<1
PDP 22

PV-10(2)



$8MM
PDP
$8MM

Net Production Overview (MMcf/d)(1)



Net Production (MMcf/d)
6
5
4
3
2
1
0
5
5
4
2013
2014
2015E

Acreage Map



Legend
QRI Mdstrm NC Pipelines

(1) 2013 is not reflected pro forma of the Tokyo Gas Transaction (April 2013)
(2) Assumes reduced gathering and processing rates as of January 1, 2016

Long-term Financial Forecast



Business Plan Overview

- Presented herein are the following cases:
  - Case A: No Drill Plan
  - Case B: Base Plan
  - Case C: Base Plan + Acquisition Wedge
    - Scenario C2 – Pricing Sensitivity



Case Assumptions

	Assumptions

Base Line Assumptions	▪ Exit Chapter 11 12/31/2015; 100% ownership of QRCI
	▪ 7/31/2015 strip
	    ▪ $(0.02) differential from NYMEX to Katy
	    ▪ $(0.76) differential from NYMEX to AECO
	    ▪ NGL 35% of oil prices
	▪ US: Non-core assets assumed divested January 1, 2016 and Cowtown shut-ins come back online when economic
	    ▪ Non-core asset sale proceeds are excluded from FCF
	    ▪ Barnett LOE reduced for the divesture of non-core assets and further reduced by $2MM to account for consolidation of field offices and less mileage
	▪ Canada: Horn River Basin shut-ins come back online in Q4'15 at reduced GPT rates
	▪ Does not include any additional capital for lease extensions or development

Case A: No Drill	▪ Contains minimal capital spend and assumes current wells are produced ▪ Produce only PDP reserves ▪ Assumed reduced Barnett gathering and processing rates for the five year period

Case B: Base Plan	▪ Case A plus:
	    ▪ Two year drilling wedge starting January 1, 2016
	        ▪ Barnett: 48 gross wells (Alliance: 26; Cowtown: 22)
	        ▪ Horseshoe Canyon: 90 gross wells (66 net)
	    ▪ ROR threshold for new drills is met
	    ▪ Assumed further reduced Barnett gathering and processing rates with incentive drillings rates for the five year period

Case C: Base Plan + Acquisition	▪ Case B plus:
	    ▪ Acquisition wedge of ~25MMcf/d in Barnett as of January 1, 2016 for $75MM
	    ▪ Scenario C2: Pricing sensitivity: $4 Gas NYMEX, $22 NGL, $70 Oil

Case A: No Drill Case



Case A: Snapshot

Capital Incurred ($MM)



Yearly
$6
$5
$4
$3
$2
$1
$0
Cumulative
$30
$25
$20
$15
$10
$5
$0
2
2
2
2
2
3
3
3
3
3
2016
2017
2018
2019
2020
US
Canada
Cumulative

Net Daily Production (MMcfe/d)



200
150
100
50
0
63
56
50
46
41
113
100
91
85
79
2016
2017
2018
2019
2020
US
Canada

Adjusted EBITDA[1]($MM)



$40
$35
$30
$25
$20
$15
$10
$5
$0
20
19
19
19
18
15
10
9
8
9
2016
2017
2018
2019
2020
US
Canada

Unlevered Pretax Free Cash Flow ($MM)



Yearly
$35
$30
$25
$20
$15
$10
$5
$0
Cumulative
$140
$120
$100
$80
$60
$40
$20
$0
18
17
17
17
16
12
7
6
5
6
2016
2017
2018
2019
2020
US
Canada
Cumulative

(1) Adjusted for OCI; Canadian EBITDA is predominantly derived from HSC



Case B: Base Plan

Case B: Snapshot



Capital Incurred(2) ($MM)
Yearly
Cumulative
$70
$60
$50
$40
$30
$20
$10
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
6
6
52
51
12
11
6
3
2
3
2016
2017
2018
2019
2020
US
Canada
Cumulative



Net Daily Production (MMcfe/d)
250
200
150
100
50
0
64
122
58
139
53
131
52
112
47
101
2016
2017
2018
2019
2020
US
Canada



Adjusted EBITDA(1) ($MM)
$70
$60
$50
$40
$30
$20
$10
$0
21
29
20
45
21
43
23
33
23
30
2016
2017
2018
2019
2020
US
Canada



Unlevered Pretax Free Cash Flow ($MM)
Yearly
Cumulative
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
$160
$140
$120
$100
$80
$60
$40
$20
$0
-$20
15
(23)
15
(6)
8
33
17
30
21
27
2016
2017
2018
2019
2020
US
Canada
Cumulative

(1) Adjusted for OCI; Canadian EBITDA is predominantly derived from HSC
(2) Assumes 1/1/2016 D&C program

Case C: Base Plan + Acquisition



Case C: Snapshot

Capital Incurred(2) ($MM)



Yearly
Cumulative
$140
$120
$100
$80
$60
$40
$20
$0
$250
$200
$150
$100
$50
$0
6
127
6
51
12
11
6
3
2
3
2016
2017
2018
2019
2020
US
Canada
Cumulative

Net Daily Production (MMcfe/d)



250
200
150
100
50
0
64
147
58
160
53
150
52
130
47
117
2016
2017
2018
2019
2020
US
Canada

Adjusted EBITDA(1) ($MM)



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
21
44
20
60
21
57
23
46
23
42
2016
2017
2018
2019
2020
US
Canada

Unlevered Pretax Free Cash Flow ($MM)



Yearly
Cumulative
$100
$50
$0
($50)
($100)
$150
$100
$50
$0
($50)
($100)
15
(83)
15
9
8
46
17
43
21
39
2016
2017
2018
2019
2020
US
Canada
Cumulative

(1) Adjusted for OCI; Canadian EBITDA is predominantly derived from HSC
(2) Assumes 1/1/2016 D&C program

Scenario C2 – Pricing Sensitivity: Snapshot

Capital Incurred(2) ($MM)



$140
$120
$100
$80
$60
$40
$20
$0
Yearly
$250
$200
$150
$100
$50
$0
Cumulative
6
127
6
51
12
11
6
3
2
3
2016
2017
2018
2019
2020
US
Canada
Cumulative

Net Daily Production (MMcfe/d)



250
200
150
100
50
0
64
147
58
160
53
150
52
130
47
117
2016
2017
2018
2019
2020
US
Canada

Adjusted EBITDA(1) ($MM)



$160
$140
$120
$100
$80
$60
$40
$20
$0
43
92
36
99
33
86
34
67
31
56
2016
2017
2018
2019
2020
US
Canada

Unlevered Pretax Free Cash Flow ($MM)



$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($60)
Yearly
$400
$350
$300
$250
$200
$150
$100
$50
$0
Cumulative
37
(36)
30
48
21
75
28
64
29
53
2016
2017
2018
2019
2020
US
Canada
Cumulative

(1) Adjusted for OCI; Canadian EBITDA is predominantly derived from HSC
(2) Assumes 1/1/2016 D&C program

Case Comparisons



Case Comparisons: Consolidated Snapshot

Capital Incurred ($MM)



$140
$120
$100
$80
$60
$40
$20
$0
2016: 5, 58, 133, 133
2017: 5, 57, 57, 57
2018: 5, 23, 23, 23
2019: 5, 9, 9, 9
2020: 5, 5, 5, 5

Net Daily Production (MMcfe/d)



250
200
150
100
50
0
2016: 176, 186, 211, 211
2017: 156, 197, 218, 218
2018: 141, 184, 204, 204
2019: 131, 164, 182, 182
2020: 120, 148, 165, 165

Adjusted EBITDA[(1)] ($MM)



$160
$140
$120
$100
$80
$60
$40
$20
$0
2016: 35, 50, 65, 134
2017: 30, 66, 80, 135
2018: 28, 64, 77, 119
2019: 27, 57, 69, 101
2020: 27, 53, 65, 87

Unlevered Pretax Free Cash Flow ($MM)



$150
$100
$50
$0
($50)
($100)
2016: 30, (8), (68), 1
2017: 25, 9, 24, 79
2018: 23, 41, 54, 96
2019: 22, 48, 60, 92
2020: 22, 48, 60, 82

Case A | Case B | Case C | Case C2

(1) Adjusted for OCI; Canadian EBITDA is predominantly derived from HSC

Case Comparisons: US Snapshot

Capital Incurred ($MM)



$140
$120
$100
$80
$60
$40
$20
$0
2016: 3, 52, 127, 127
2017: 3, 51, 51, 51
2018: 3, 11, 11, 11
2019: 3, 3, 3, 3
2020: 3, 3, 3, 3

Daily Production (MMcfe/d)



180
160
140
120
100
80
60
40
20
0
2016: 113, 122, 147, 147
2017: 100, 139, 160, 160
2018: 91, 131, 150, 150
2019: 85, 112, 130, 130
2020: 79, 101, 117, 117

Adjusted EBITDA(1) ($MM)



$120
$100
$80
$60
$40
$20
$0
2016: 15, 29, 44, 92
2017: 10, 45, 60, 99
2018: 9, 43, 57, 86
2019: 8, 33, 46, 67
2020: 9, 30, 42, 56

Unlevered Pretax Free Cash Flow ($MM)



$100
$50
$0
($50)
($100)
2016: 12, (23), (83), (36)
2017: 7, (6), 9, 48
2018: 6, 33, 46, 75
2019: 5, 30, 43, 64
2020: 6, 27, 39, 53

Case A Case B Case C Case C2

(1) Adjusted for OCI; Canadian EBITDA is predominantly derived from HSC

Cases A–C2: 5 Year Cumulative Results

Capital Incurred ($MM)


$250
$200
$150
$100
$50
$0
25
151
226
226
A
B
C
C2

Net Average Production (MMcfe/d)


250
200
150
100
50
0
145
176
196
196
A
B
C
C2

Adjusted EBITDA[1] ($MM)


$700
$600
$500
$400
$300
$200
$100
$0
147
290
356
576
A
B
C
C2

Unlevered Pretax Free Cash Flow ($MM)


$400
$350
$300
$250
$200
$150
$100
$50
$-
122
139
130
350
A
B
C
C2

Consolidated PV-10 Overview

$ in Millions

- Quicksilver's PV-10 under Case B at 7/31/2015 strip is $663MM[1]
- At $4.00/$70.00/$22.00 commodity prices, PV-10 increases to $916MM[1]

Core Assets

- Alliance
- Cowtown
- Horseshoe Canyon

Upside Assets

- Horn River
- West Texas

Non-core Assets

- Lake Arlington
- Village Creek
- Hill County



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
46
16
601
63
35
818
Case B @ Strip
Case B @ $4.00

	Strip PV-10 Terminal Value at YE 2020		
	Case A	**Case B**	**Case C**
U.S.	$317	$488	$570
Canada	$102	$124	$124
Total	$419	$612	$694



(1) Does not include additional reserve value outside of the drilling plan contemplated under Case B

US PV-10 Overview

$ in Millions

- Quicksilver's US PV-10 under Case B at 7/31/2015 strip is $524MM[1]
- At $4.00/$70.00/$22.00 commodity prices, US PV-10 increases to $700MM[1]

Core Assets
- Alliance
- Cowtown

Upside Assets
- West Texas

Non-core Assets
- Lake Arlington
- Village Creek
- Hill County



$800
$700
$600
$500
$400
$300
$200
$100
$0
46
5
473
67
7
626
Case B @ Strip
Case B @ $4.00

(1) Does not include additional reserve value outside of the drilling plan contemplated under Case B

Capital Restructure



Leverage/Liquidity

- Assumes exiting chapter 11 at 12/31/15 with approximately $85MM of consolidated cash
- Base business plan (Case B) is self funding with adequate liquidity
- Forecasted cash flow and existing cash balance is sufficient to fund a two-year drilling program
- Over the long-term financial forecast liquidity ranges between $165 – $265MM with cash growing in the outer years in excess of $155MM
  - Assumes US/Canada borrowing bases of $200MM and $75MM, respectively(2)
  - Adequate liquidity remains even in the event of a borrowing base at 50% of assumed level
- Non-core asset sale proceeds are not included in the liquidity picture

Liquidity Waterfall ($MM) YE15-YE18



$250
$200
$150
$100
$50
$0
$100
$50
$12
$59
$90
$169
$66
$12
$55
$167
$64
$12
$23
$196
Liquidity 12/31/2015
EBITDA
Interest
Capital Investment
Borrowing Base Increase
Liquidity 12/31/2016
EBITDA
Interest
Capital Investment
Liquidity 12/31/2017
EBITDA
Interest
Capital Investment
Liquidity 12/31/2018

Debt/EBITDA (1)



4.0
3.0
2.0
1.0
0.0
3.1
3.6
2.0
3.7
2.1
3.6
2.7
3.2
3.0
3.2
2016
2017
2018
2019
2020
US
Canada

Net Debt/EBITDA (1)



4.0
3.0
2.0
1.0
0.0
(1.0)
(2.0)
1.3
3.3
1.0
3.0
0.4
2.9
(0.2)
2.1
(0.9)
1.5
2016
2017
2018
2019
2020

(1) Includes $9.8MM in letters of credit. Illustrative only; assumes current outstandings on go forward basis
(2) Borrowing base representations are for illustration purposes only and are based exclusively on internal estimates

Cost Reduction Efforts

- **Since 2012, the company has reduced recurring G&A expense by approximately $25MM**
  - 40% reduction in headcount
  - Streamlined office space
  - Renegotiated significant contracts and proactively sought discounts and incentives from all vendors
  - Reductions in vendor-provided IT services, travel expenses and discretionary spending
  - Rejected certain consulting and advisory agreements through chapter 11 motion
- **Since 2011 the company has reduced Barnett lease operating expense by approximately $40MM**
  - Active management of vendors and costs
  - Greater work efficiency and effectiveness
  - Optimization of artificial lift: utilizing plungers, foams and other lift techniques
- **Restructuring of certain gathering, processing and transportation contracts resulted in approximately $14MM of annual savings going forward**

Quicksilver has challenged every level of cost in its organization and will continue to adjust its cost structure as necessary



Consolidated Cash Cost per Unit


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2015 As Is
Case A
Case B
Case C
2016
2017
2018
2019
2020
$2.50 gas price

US Cash Cost per Unit


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2015 As Is
Case A
Case B
Case C
2016
2017
2018
2019
2020
$2.50 gas price

Contract Rejection and Re-Negotiation

Quicksilver rejected several midstream contracts through the chapter 11 process

- Quicksilver had several contracts with significant unused take-or-pay commitments
- Rejecting these contracts allows the Company to access more attractive sales points
- The majority of the transportation contracts were rejected retroactive to April 1, 2015

Quicksilver remains in discussions regarding several key contracts

- Quicksilver's proposed contract amendments are designed to reduce expenses while providing an opportunity for the midstream providers

Rejected / Re-negotiated Contracts

Main Counterparty	Status	Anticipated Net Savings over 12-Month Period
Enlink for BP Sale	Rejected	$1.3MM
Energy Transfer	Transportation for Enlink capacity	($0.8MM)
MEP Z1	Rejected	$1.4MM
MEP Z2	Rejected	$2.3MM
Trunkline	Rejected	$2.7MM
BP Sale	Rejected	$3.3MM
Targa	Renegotiated	$3.5MM

Opportunities

Main Counterparty	Status
Crestwood	In Discussion
KKR	In Discussion
Spectra	Terminated by Spectra
Other[1]	To be addressed

(1) The company continues to review information technology and other general and administrative expenses subject to executory contracts

Quicksilver Value Proposition



- Business plan positions the company for success in the current price environment
  - Creating value along the forward curve
  - Generates enhanced margins when prices improve
- Sufficient liquidity to execute business plan
- Portfolio of high-graded assets
- Stable, predictable streamlined business
- Innovative and nimble organization with a highly skilled and experienced team
- Continued intensive focus on health, safety, and environment

QUICKSILVER
RESOURCES

Questions?



PV-10 Overview

Unless otherwise noted, all reserve data is based on strip pricing as of July 31, 2015 and Company data as of June 30, 2015 and assumes a two-year drilling program in the US and Canada with reduced GPT rates in the Barnett and HRB for the asset life; all dollars are in USD

Proved Reserves (Bcfe)(1)

	PDP	PDNP	PUD	Total
Barnett	620	172	155	947
Alliance	*291*	*23*	*73*	*387*
Cowtown	*273*	*99*	*82*	*454*
Hill County	*22*	*-*	*-*	*22*
Village Creek	*-*	*15*	*-*	*15*
Lake Arlington	*34*	*35*	*-*	*69*
West Texas	1	1	-	2
Subtotal: U.S.	**621**	**173**	**155**	**949**
HRB	-	55	-	55
HSC	201	3	23	227
Subtotal: Canada	**201**	**58**	**23**	**282**
Total	**822**	**231**	**178**	**1,231**

Proved PV-10 ($MM)(1)

	PDP	PDNP	PUD	Total
Barnett	408	69	42	519
Alliance	*208*	*12*	*20*	*240*
Cowtown	*173*	*38*	*22*	*232*
Hill County	*8*	*-*	*-*	*8*
Village Creek	*-*	*8*	*-*	*8*
Lake Arlington	*19*	*12*	*-*	*31*
West Texas	3	2	-	5
Subtotal: U.S.	**$410**	**$72**	**$42**	**$524**
HRB	-	$11	-	$11
HSC	122	2	5	128
Subtotal: Canada	**$122**	**$13**	**$5**	**$139**
Total	**$532**	**$85**	**$46**	**$663**

Strip Pricing as of July 31, 2015

	US			Canada
	NYMEX Gas ($/MMBtu)	NYMEX Oil ($/Bbl)	NGL ($/Bbl)(2)	AECO Gas ($/MMBtu)(2)
2015	$2.84	$47.95	$14.61	$2.26
2016	3.08	52.42	15.97	2.32
2017	3.26	56.37	17.17	2.43
2018	3.35	59.00	17.97	2.57
2019	3.43	60.91	18.55	2.75
2020	3.56	62.32	18.98	2.93
2021	3.72	62.72	19.10	3.09
2022	3.89	62.82	19.30	3.26
2023	4.06	62.92	19.17	3.43
2024+	4.14	63.02	19.20	3.51

Differentials by Area(3)

	Gas HH / AECO	Oil WTI	NGL Benchmark(2)
Barnett(4)	($0.02) – ($0.05)	($6.30) – ($6.81)	($2.31) – ($2.37)
Alliance	(0.02) – (0.05)	(6.80) – (6.81)	(2.31) – (2.36)
Cowtown	(0.02) – (0.06)	(5.14) – (6.91)	(2.31) – (2.37)
West Texas	(0.02) – (0.04)	(6.79) – (7.13)	NA
HSC	(0.57) – (0.83)	NA	NA
HRB	(0.76) – (0.86)	NA	NA

Note: Values may not sum due to rounding

(1) Assumes reduced gathering and processing rates effective January 1, 2016 in the Barnett and HRB assets
(2) Represents net NGL pricing. US net NGL pricing assumed at ~30% of NYMEX oil price; net differential
(3) Represents minimum and maximum differentials over the 5-year period
(4) Represents blended differentials over all Barnett areas

YE 2014 SEC vs. Development Case: Net Reserve Reconciliation

Consolidated


1,400
1,200
1,000
800
600
400
200
-
1,114
(36)
192
(39)
1,231
66
1,297
YE 2014 SEC
Production
Techincal Revisions
Price
Development Case
Price
Development Case @ $4.00

US


1,200
1,000
800
600
400
200
-
836
(26)
167
(28)
949
25
974
YE 2014 SEC
Production
Techincal Revisions
Price
Development Case
Price
Development Case @ $4.00

Canada


350
300
250
200
150
100
50
-
278
(10)
25
(11)
282
41
323
YE 2014 SEC
Production
Techincal Revisions
Price
Development Case
Price
Development Case @ $4.00



YE 2014 SEC vs. Development Case: Net PV-10 Reconciliation

$ in Millions

Consolidated


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,043
$(24)
$126
$(482)
$663
$253
$916
YE 2014 SEC
Production
Techincal Revisions
Price
Development Case
Price
Development Case @ $4.00

US


$1,000
$800
$600
$400
$200
$0
$756
$(18)
$143
$(357)
$524
$176
$700
YE 2014 SEC
Production
Techincal Revisions
Price
Development Case
Price
Development Case @ $4.00

Canada


$350
$300
$250
$200
$150
$100
$50
$0
$287
($6)
($17)
($125)
$139
$77
$216
YE 2014 SEC
Production
Techincal Revisions
Price
Development Case
Price
Development Case @ $4.00



Bridge from Net Income to EBITDA

$ in Millions

Case A

	2016	2017	2018	2019	2020
Unlevered Pre-tax Free CF	$ 30.3	$ 24.5	$ 22.8	$ 21.8	$ 22.4
Capital Incurred	5.0	5.0	5.0	5.0	5.0
Adjusted EBITDA	$ 35.3	$ 29.5	$ 27.8	$ 26.8	$ 27.4
Other Comprehensive Income	13.5	12.5	11.7	10.8	9.8
EBITDA	$ 48.8	$ 42.0	$ 39.4	$ 37.7	$ 37.2
DD&A	(50.6)	(44.6)	(40.4)	(37.3)	(34.2)
Other Income/(Expense)	$ (15.5)	$ (17.8)	$ (20.5)	$ (23.6)	$ (27.3)
Interest Expense	(13.2)	(11.7)	(10.9)	(11.4)	(11.4)
Income Tax Expense	$ 8.6	$ 9.1	$ 9.2	$ 9.7	$ 9.8
Net Income	$ (21.9)	$ (23.0)	$ (23.2)	$ (24.9)	$ (25.9)

Case B

	2016	2017	2018	2019	2020
Unlevered Pre-tax Free CF	$ (7.8)	$ 9.2	$ 41.0	$ 47.9	$ 48.1
Capital Incurred	58.0	56.6	23.0	8.8	5.0
Adjusted EBITDA	$ 50.2	$ 65.8	$ 64.0	$ 56.7	$ 53.1
Other Comprehensive Income	13.5	12.5	11.7	10.8	9.8
EBITDA	$ 63.7	$ 78.3	$ 75.7	$ 67.5	$ 62.9
DD&A	(52.9)	(53.9)	(50.3)	(45.7)	(41.5)
Other Income/(Expense)	$ (15.5)	$ (17.8)	$ (20.5)	$ (23.6)	$ (27.3)
Interest Expense	(13.2)	(11.7)	(10.9)	(11.4)	(11.4)
Income Tax Expense	$ 4.2	$ (0.4)	$ (0.0)	$ 2.4	$ 3.6
Net Income	$ (13.7)	$ (5.4)	$ (6.0)	$ (10.8)	$ (13.7)

Case C

	2016	2017	2018	2019	2020
Unlevered Pre-tax Free CF	$ (68.3)	$ 23.5	$ 54.3	$ 60.3	$ 60.2
Capital Incurred	133.0	56.6	23.0	8.8	5.0
Adjusted EBITDA	$ 64.7	$ 80.1	$ 77.3	$ 69.1	$ 65.2
Other Comprehensive Income	13.5	12.5	11.7	10.8	9.8
EBITDA	$ 78.2	$ 92.6	$ 89.0	$ 79.9	$ 75.0
DD&A	(58.2)	(58.6)	(54.6)	(49.6)	(45.1)
Other Income/(Expense)	$ (15.5)	$ (17.8)	$ (20.5)	$ (23.6)	$ (27.3)
Interest Expense	(13.2)	(11.7)	(10.9)	(11.4)	(11.4)
Income Tax Expense	$ 1.0	$ (3.7)	$ (3.2)	$ (0.5)	$ 0.7
Net Income	$ (7.7)	$ 0.9	$ (0.1)	$ (5.2)	$ (8.1)

Case C2

	2016	2017	2018	2019	2020
Unlevered Pre-tax Free CF	$ 1.1	$ 78.5	$ 96.2	$ 92.0	$ 81.7
Capital Incurred	133.0	56.6	23.0	8.8	5.0
Adjusted EBITDA	$ 134.1	$ 135.1	$ 119.2	$ 100.8	$ 86.7
Other Comprehensive Income	13.5	12.5	11.7	10.8	9.8
EBITDA	$ 147.5	$ 147.6	$ 130.9	$ 111.7	$ 96.6
DD&A	(58.2)	(58.6)	(54.6)	(49.6)	(45.1)
Other Income/(Expense)	$ (15.5)	$ (17.8)	$ (20.5)	$ (23.6)	$ (27.3)
Interest Expense	(13.2)	(11.7)	(10.9)	(11.4)	(11.4)
Income Tax Expense	$ (21.1)	$ (21.4)	$ (16.6)	$ (10.6)	$ (6.2)
Net Income	$ 39.5	$ 38.1	$ 28.3	$ 16.4	$ 6.6